Exhibit 10.7

Contract of Guaranty

This contract of guaranty (hereinafter referred to as "this Contract") was signed on July, 28, 2011 by the following parties:

(1)  Austria Raiffeisen Bank International AG, Beijing Branch, with its registered address at Room 200, Beijing International Club, No.21, JianGuoMen Wai Street, Chaoyang District, Beijing, China, zip code: 100020 (hereinafter referred to as "Lender")；
and
(2)  Handan Hongri Metallurgy Co., Ltd, a corporation established and set up under the laws of The People’s Republic of China, with Liu Maisheng as the legal representative and a business license no. of 130481000008485, with its registered address at Eastern Yuanbao Mountain, Gu Town, Wu'an City, Hebei Province, China (zip code:056304) (hereinafter referred as "Borrower");
and
(3)  Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd., a company established and set up under the laws of The People’s Republic of China, legal representative: Liu Beifang, business license number: 130481000013546, registration address: Guzhen Village, Wu'an, Hebei Province, China, post code: 056304 (hereinafter referred as "Guarantor").

Whereas, Borrower and Lender signed 20110628019980001 "Loan contract of RMB一180 million" and subsequent alteration, modification, supplemental agreement (hereinafter referred as "the main contract") on July, 28th, 2011;

Whereas, as one of the prerequisites of the main contract, Guarantor is willing to sign this Contract with the Lender and is voluntary to be jointly liable to the Lender with its entire assets.

The parties agree and declare as follows:
Article 1 The definitions of relevant terms herein are the same as those in the main contract unless otherwise specified herein.

Article 2 The scope of guaranty that the Guarantor is willing to guarantee, namely, now or any time afterwards, all the money that the Borrower didn't pay to the Lender or all the money or liability incurred, whether it is present or future, actual or contingent (including any principal, interest, penal interest, expense, or other money, whether it is incurred by the Borrower alone or jointly or in other capacity), under the main contract (be subject to amendments from time to time) or according to the main contract (be subject to amendments from time to time). Include without limitation the principal, interest (including default interest), expenses, penalty, compensation, damages and expenses that the Lender used to enforce the creditor's right and security interest under the main contract.

Article 3 The guaranty period of this Contract is from the date of effectiveness of this Contract to two years after the date of expiration of performance of debts of the main contract.

Article 4 The Guarantor promises to undertake joint liability to all the debts of the Borrower under the main contract. The Guarantor promises to pay the Lender all the debts of the Borrower that have not been liquidated under the main contract within two (2) weeks as of the receipt of debit note from the Lender. After clearing off relevant money, the Guarantor is entitled to recourse to the Borrower.

Article 5 The Guarantor shall sign relevant files in accordance with the reasonable requests of the Lender, and make other necessary moves to achieve money payable or guaranteed and obligations performed herein, or to protect, perfect, and fulfill the transfer the right and interests, or obligations of the Lender.

Article 6 The Guarantor promises not to sign any agreement with any enterprise, institution, or natural person, or to subject to any instruction, implication, intervention, or others which exempt from its obligation under bond arising from any change of financial position and social status of any party herein.

Article 7 Guarantor is obliged to provide to Lender the original and copy of Business License for Enterprise as a Legal Person in duplicate, proof of identity of legal representative, the full set of financial report (including without limitation to balance sheets, profit and loss account, and financial report, etc) of last financial year shown by the accounting firm, and credit certification shown by the Bank as the appendix of this Contract. The document recorded herein and other written documents relevant to this contract and signed by each party in the process of performing this Contract by each party constitute an indispensable part of this Contract.

Article 8 In case the guarantee ability of the Guarantor decreases enough to effect the Guarantor to undertake guaranty liability, Borrower and Guarantor shall provide other forms of guarantee to the Lender within the requested time limit in the written notice from the Lender.

Article 9 Disclosure of Financial Position

1. Guarantor is entitled to know and supervise the funds and financial positions of the Borrower, and request the Borrower to provide the financial statement(including but not limited to the balance sheets, profit and loss accounts, and financial reports) and other materials, information. Borrower shall honestly provide.

2. Lender is obliged to know and supervise the production, management, funds, and financial status of the Guarantor, Guarantor shall submit quarterly financial statement with official seal on it to Lender within sixty (60) days from the end of each financial quarter, and submit the original full set annual financial statement audited ( including statement of cash flows) to Lender within one hundred and twenty (120) days from the end of each financial year, and annually provide the copy of business license for enterprises as legal persons, identification document as legal representative and credit certification issued by the issuing bank and other materials, information stipulated in Article 7 herein. Guarantor shall truly provide.

Article 10 During the valid period of this contract, any one of all parties shall not alter or dissolve this contract. Where there is a need to alter this contract, a consensus shall be made by the parties and a written agreement shall be concluded.

Article 11 During the term of this contract, the alteration of the main contract by the Lender and Borrower shall obtain the written consent of the Guarantor.

Article 12 The Statements and Guarantees of the Guarantor

1. Guarantor is a company of limited liability which is established in accordance with law and exists legally. It holds a valid business license, enjoys the status of enterprise legal person, possesses capitals, operates lawfully, and has every right and competence to sign this contract, and has taken all the necessary actions to authorize it to sign this Contract.

2. The signing and performance of this Contract do not violate articles of corporation of Guarantor and or any law and regulation that applied to it or any article in any other agreement which has a binding force on the Guarantor as one party or on Guarantor or on his property. And Guarantor provides a legal and valid resolution (which depends on circumstances) of the share meeting signed and performed by its board meeting or general meeting of stockholders to Lender on the date of signing this Contract;

3.The person who signed on this contract is the valid authorized representative of the Guarantor. And the effectiveness of this Contract has a legal binding force on the Guarantor.

4. The statements, guarantees, or declaration and all the files, materials, report forms and document of title that the Guarantor has provided to the Lender are accurate, authentic, complete and valid, and the copy submitted corresponds with the original;

5. The asset of the Guarantor, whether current of future, may not exist uninformed and/or unacceptable burden, lien, mortgage or pledge. Without the written consent of Lender, Guarantor shall not establish or allow the existence of any mortgage, pledge, lien, charge, transfer, contract of guarantee, security interest or any other agreement or arrangement with Guarantor's assets as guarantee;

6. Guarantor shall guarantee all the liabilities performed in the main contract and/or this Contract have the same guarantee and support(including the support from the third party) with the current and future liabilities at any time, except for those given priority by law;

7. Guarantor needs to provide relevant materials about its business, assets, operation, and financial affairs upon reasonable request of the Lender;

8. Guarantor needs to provide the number and passwords of currently effective loans issued by the People's Bank of China to the Lender, and hereon irrevocably and unconditionally authorize Lender to inquire information of the Guarantor in the Bank credit register and advisory system by using this loan number and password;

9. During the guaranty period, the direct or indirect stock right structure of the Guarantor shall remain the same without the prior written approval of the Lender;

10. During the guaranty period, registered capital shall not be reduced in any manner or change of major property right and adjustment of operation mode (including without limitation to split, combination, merge, merged and so on) which effects the guaranty ability of the Guarantor shall not be proceeded;

11. Maintain or elevate the present managerial and administrative expertise to ensure the value of existing assets maintained and increased, do not give up any expired creditor's right, nor dispose the existing prime assets in free or any other inappropriate manner;

12. If the number of Guarantor is more than one, then when realizing the creditor's right according to this contract, Lender has no need to make payment request on Borrower or any other third party or bring a suit or apply arbitration to Borrower or any other third party, or take any other measures to fulfill rights, Borrower shall exercise the guaranty to any Guarantor right herein. The duty and obligation shall be effective when each Guarantor accepts the articles herein;

13. In case the creditor's rights guaranteed herein has other guaranty, mortgage, pledge, or other forms of guarantee, Guarantor in any case shall not and give up requesting the Lender to first exercise its rights and interests enjoyed in other guaranties. Within the greatest possible extent permitted by law, Guarantor hereon abandons to enjoy all the rights to defense.

Article 13 In case any of the following events happens, Borrower and/or Guarantor shall promptly (not later than 24 hours after the occurrence of the following events) notice Lender and provide corresponding certification documents(if the Lender needs):
(1) Operation mode and situation of the Guarantor have been greatly changed;
(2) Guarantor is involved in major law proceedings or economic disputes;
(3) Guarantor goes bankrupt (whether voluntary or not ), closes business, dissolves, stops business for interval rectification, has the business license revoked and other circumstances;
(4) Guarantor's stock right structure, director, legal representatives, residence have changed;
(5) Any termination or default under the agreements with Lender or other creditors occurs;
(6) Any incident that effects the Guarantor's performance of guarantee liability herein occurs;
Provided that Borrower and/or Guarantor fails to perform the above contracts and cause economic losses to the Lender, it shall compensate the Lender's economic losses.

Article 14 Any termination or default (hereinafter referred as "execution") under the agreement (including without limitation the main contract, this contract and other guaranty documents) between the Borrower and Lender or other creditors occurs, Lender shall be entitled to execute the guaranty herein.

Article 15 Any notice, requirement, instruction or other documents sent by each party herein shall be sent in written form to the following address or number, or the party shall notice other parties the substitution address prior to at least five working days:

To Lender: Austria Raiffeisen Bank International AG, Beijing Branch
Addressee: Fan Xin/ Bian Huiping
Address: Room 200, Beijing International Club, No.21, JianGuoMen Wai Street, Chaoyang District, Beijing, China.
Zip code: 100020
Telephone number: 010 8531 9052/ 8531 9053
Fax number: 010 6532 5926/ 8532 5096

To Borrower: Handan Hongri Metallurgy Co., Ltd
Addressee: Liu Yanjun
Address: Guzhen Village, Yetao Town, Wu'an, Hebei Province, China
Post code: 056304
Telephone: 0310 5919 295 (telephone) 1373 0067 693(mobile phone)
Fax number: 0310 5919 074
To Guarantor: Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd.
Addressee: Liu Weiru
Address: Guzhen Village, Yetao Town, Wu'an, Hebei Province, China
Post code: 056304
Telephone: 0310 5919 498
Fax number: 0310 5919 074

Any notice, requirement, instruction, or other documents that Lender sent to the Borrower and/or Guarantor are regarded as having been delivered in the following circumstances: (1) if it is sent by special messenger or EMS, the day after the correspondence has been sent to the address provided by Borrower and/or Guarantor, and the Lender has handed it over to the special messenger or EMS company; or (2) if it is sent by fax, it is regarded as having been delivered after being sent to the fax number provided by the Borrower and/or Guarantor and the confirmation signal has been received; or (3) if it is sent by letters, then it is regarded as having been delivered three working days after it is sent to the address provided by the Borrower and/ or Guarantor and in the form of prepaid post. But any notice or document that the  Borrower and / or Guarantor sent to the Lender is regarded as being delivered after the actual receipt of the Lender.

Article 16 This Contract acts in accordance with Chinese laws and is construed accordingly. In case any dispute arising from this contract or related to this contract, any party shall bring a suit to the people's court in the site of Lender. Party losing the suit shall bear all the expenses (including without limitation to the legal costs, lawyer's fee and so on) that the successful party actually paid for handling the case.

Article 17 Each party agrees that written words and printed words in all the documents related to this Contract have the same force with this Contract, and all the facsimiles of the documents under and related to this contract are regarded as the original.

Article 18 This Contract shall be made in triplicate, Borrower, Lender and Guarantor shall retain one copy respectively, with the same act of law.

Article 19 This contract is an indispensable part of the main contract, which is effective on the date of signature or seal by representatives of each party/legal representative or authorized representative, and expires on the date when the money within the guarantee scope stipulated in Article 2 herein has been cleared off.

Article 20 The Guarantor has carefully read the main contract, confirmed and understood all the articles. Borrower and/or Guarantor have understood each article hereof, Lender has made specified explanations upon the request of Borrower and/or Guarantor, Borrower and/or Guarantor has no objection on the contents herein, each party agree that if he has different interpretation on the article herein after the signing of this Contract, an explanation which is favorable to the Lender shall be made.

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(Signature page)

Austria Raiffeisen Bank International AG, Beijing Branch (official stamp)

Authorized representative (signature)

Handan Hongri Metallurgical Co., Ltd (official stamp)

Legal representative or authorized representative (signature with a seal)

Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd. (official stamp)

Legal representative or authorized representative (signature with a seal)